EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SkinHealth Systems Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2026, as filed with the Securities and Exchange Commission (the “Report”), I, Pedro Malha, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 5, 2026
/s/ Pedro Malha
Pedro Malha
Chief Executive Officer
(Principal Executive Officer)